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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                                March 30, 2001
                 --------------------------------------------
                       (Date of earliest event reported)


                          Harbor Global Company Ltd.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Bermuda                     000-30889                52-2256071
----------------------------    ---------------------     -------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
    of incorporation)                                     Identification No.)


           One Faneuil Hall Marketplace, Boston, Massachusetts 02109
         -------------------------------------------------------------
         (Address of principal executive offices, including zip code)


                                (617) 878-1600
             ----------------------------------------------------
             (Registrant's telephone number, including area code)

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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Item 5.  Other events.

    On March 30, 2001, Harbor Far East Exploration, L.L.C. ("Harbor Far East Exploration"), a wholly owned subsidiary of Harbor Global Company Ltd. (the "Company"), entered into a definitive agreement to sell its gold exploration business conducted by Closed Joint Stock Company "Tas-Yurjah" Mining Company, located in the Khabarovsk Territory of the Russian Far East. A copy of the agreement is attached hereto as Exhibit 2.1. The press release issued by the Company in connection with such transaction, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.


     On April 06, 2001, PREA, L.L.C. ("PREA"), a wholly owned subsidiary of the Company, entered into definitive agreements to purchase all outstanding shares of its Polish real estate fund, the Pioneer Polish Real Estate Fund, S.A. (the "Fund"), currently held by the Fund's unaffiliated investors. The agreements relating to this transaction are attached hereto as Exhibits 2.2, 2.3 and 10.1. The press release issued by the Company in connection with such transaction, a copy of which is attached hereto as Exhibit 99.1, is incorporated herein by reference.


Item 7(c). Exhibits.


See the Exhibit Index immediately following the signature page.

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                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 11, 2001


                                HARBOR GLOBAL COMPANY LTD.


                                By: /s/ Donald H. Hunter
                                    -------------------------------
                                Name:  Donald H. Hunter
                                Title: Chief Operating Officer and Chief
                                       Financial Officer


EXHIBIT INDEX

2.1 Share Purchase Agreement dated March 30, 2001 by and between Harbor Far East Exploration L.L.C., Closed Joint-Stock Company "Artel Staratelei Amur" and Closed Joint-Stock Company "Tas-Yurjah" Mining Company.

2.2 Share Purchase Agreement dated April 06, 2001 between Cadim Servotech B.V., Vienna Leas International S. A., Towarzystwo Obrotu Nieruchomosciami Agro S. A., Fundacja Na Rzecz Nauki Polskiej, Pioneer Real Estate Advisors Poland Spolka z o.o. i Spolka Spolka Komandytowa, PREA, L.L.C. and Pioneer Polski Fundusz Nieruchomosci S. A.

2.3 Share Purchase Agreement dated April 06, 2001 between European Bank for Reconstruction and Development, PREA, L.L.C. and Pioneer Polski Fundusz Nieruchomosci S. A.

10.1 Termination Agreement dated April 06, 2001 by and between European Bank for Reconstruction and Development, Cadim Servotech B.V., Vienna Leas International S. A., Towarzystwo Obrotu Nieruchomosciami Agro S. A., Fundacja Na Rzecz Nauki Polskiej, Pioneer Real Estate Advisors Poland Spolka z o.o. i Spolka Spolka Komandytowa, PREA, L.L.C. and Pioneer Polski Fundusz Nieruchomosci S. A.

99.1  Press release dated April 11, 2001.

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